December 2019 Exhibit 99.1

Forward Looking Statements Certain of the statements made in these slides and the accompanying oral presentation are forward looking, including those relating to Neoleukin’s business, strategy, future operations, advancement of its product candidates and product pipeline, clinical development of its product candidates, including expectations regarding timing of regulatory submissions and initiation of clinical trials, regulatory requirements for initiation of clinical trials and registration of product candidates, the sufficiency of its cash resources and other statements containing the words “anticipate,” “believe,” “expect,” “may,” “plan,” “project,” “potential,” “will,” “would,” “could,” “continue,” and similar expressions. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: whether results of early clinical trials or preclinical studies will be indicative of the results of future trials, the adequacy of any clinical models, uncertainties associated with regulatory review of clinical trials; our ability to identify or acquire additional clinical candidates, our ability to obtain and maintain regulatory approval for any product candidates and the potential safety, efficacy or clinical utility of or any product candidates, and other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and Current Report on Form 8-K filed on November 13, 2019, each as filed with the Securities and Exchange Commission. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. More information about the risks and uncertainties faced by the Company is contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and subsequent reports, filed with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. © 2019 Neoleukin Therapeutics. All Rights Reserved. Do not distribute or reproduce

Neoleukin Therapeutics (NASDAQ: NLTX) was founded in 2018 and merged with Aquinox Pharmaceuticals in August 2019 Platform technology utilizes computational methods for de novo protein design of NeoleukinTM cytokine mimetics Lead program: NL-201, a highly potent, non-alpha, agonist of IL-2 and IL-15 receptors for cancer immunotherapy Headquartered in Seattle; 36 employees Neoleukin Therapeutics Leader in de novo protein therapeutics for cancer, inflammation, and autoimmune diseases © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Carl Walkey, Ph.D. VP, Corporate Development Previous: Postdoctoral Fellow, IPD, UW Daniel-Adriano Silva, Ph.D. VP, Head of Research Previous: Translational Investigator, IPD, UW Umut Ulge, M.D., Ph.D. VP, Translational Medicine Previous: Postdoctoral Fellow, UW Jonathan Drachman, M.D. Chief Executive Officer Previous: CMO, EVP R&D, Seattle Genetics Kamran Alam Chief Financial Officer (Interim) Previous: CFO Aquinox © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce Samantha Willing VP, People Previous: Seattle Genetics, Microsoft Leslie Aberman, J.D. VP, IP & Legal Affairs Previous: IDRI, Seattle Genetics Leadership Team

Board of Directors



Jonathan G. Drachman, M.D.
Director
CEO and President,
Neoleukin Therapeutics



Todd Simpson
Director
CFO
Seattle Genetics



Cantey Boyd
Director
Managing Director,
Baker Brothers Advisors



Sarah Noonberg, M.D.
Director
Previous: CMO, Nohla Therapeutics



Lewis T. Williams, M.D., Ph.D.
Director
CEO Walking Fish Therapeutics
Previous: CEO, FivePrime Therapeutics



Sean Nolan
Director
Previous: CEO, AveXis

5

© 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Functional De Novo Proteins: Better Immunotherapies by Design Computational algorithms invented by Daniel-Adriano Silva at UW IPD NL-201: IL-2/IL-15 cytokine mimetic (Neoleukin™) for cancer immunotherapy Discovery published in Nature January 2019 Company formed to advance technology platform and lead asset © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Neoleukin Therapeutics: Pioneers in De Novo Protein Design Technology originated at University of Washington’s Institute for Protein Design, led by David Baker, PhD Scientific founders are world leaders in de novo protein design Exclusive license obtained for commercialization of NL-201 and other de novo protein assets Investigating additional NeoleukinTM cytokine mimetics for cancer, inflammation, and autoimmunity © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

The Good and Bad of Interleukin-2 (IL-2) Immunotherapy IL-2 one of the few immunology drugs proven to work as single-agent Stimulates T cells to fight cancer rhIL-2 (Proleukin®) approved for RCC and melanoma Durable remissions in 5-8% of patients Vascular leak syndrome, cytokine storm are frequent side effects Treatment administered in hospital due to significant toxicity Low doses generally insufficient for activity © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Off-Target Cells Toxicity & Less Efficacy β ɣ α IL-2 IL-2 Binds Strongly to Non-Target Cells, Causing Toxicity and Limiting Efficacy Effector T Cell Antitumor activity β ɣ IL-2 IL-2 © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Building a NeoleukinTM Cytokine Mimetic in 4 Steps Step 1: Develop an accurate structural model of the target Step 2: Identify regions of intermolecular contact Step 3: Design an idealized topology Step 4: Identify optimal amino acid sequence © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Crystal Structure Shows Neo-2/15 Binding IL-2R®/χ as Predicted hIL-2 hα (CD25) hβ hɣ Co-crystal structure of IL-2 Co-crystal structure Neoleukin-2/15 (14% linear sequence identity) Neo-2/15 Source: Silva et al. Nature, 565, 186-191 (2019) © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Neo-2/15 Binds IL-2R®/χ Without Detectable Binding to IL-2R< In Vitro Concentration (M) β ɣ α Source: Silva et al. Nature, 565, 186-191 (2019) Neo-2/15 © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Neo-2/15 Is More Active than IL-2 in CT26 Murine Colon Cancer Model Days after tumor cell implantation Neo-201 Neo-201 Source: Silva et al. Nature, 565, 186-191 (2019) Neo-2/15 Neo-2/15 © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Neo-2/15 Demonstrates Superior Activity and Lower Toxicity than IL-2 In Murine Melanoma Model Percent Survival B16 melanoma model in combination with mAb TA99 © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Neo-2/15 Enhances CD8:Treg Ratio © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce Naive mice N = 2-3 mice/group Daily dosing x 14 days

Neo-2/15 Does Not Elicit Detectable Immunogenicity in Mice © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce Sequence identity 14% by sequence alignment 29% by structural alignment Mice (N = 10/group) received intraperitoneal Neo-2/15 or mIL-2, x14 days; 10mcg/day

NL-201 Improves on Nature: Designed to retain benefits of IL-2 without drawbacks No binding to alpha chain No bias toward endothelial cells or T-regulatory cells Potent IL-2 activation Potent IL-15 activation Hyper stable Higher affinity binding than natural protein Dual immune mechanisms activated © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

IL-2/IL-15 Competitive Landscape Other IL-2/IL-15 immunotherapies in development are modified versions of native IL-2 or IL-15 IL-2 modifications often result in less potent, less stable molecules, with some residual binding to the alpha subunit We believe that NL-201 is the only IL-2 agonist specifically designed with no alpha-binding region NL-201 potently agonizes both IL-2 and IL-15, stimulating complementary cancer-fighting pathways © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

NeoleukinTM Cytokine Mimetics are Hyperstable and Easily Modified Can use with targeting domain to improve biodistribution Able to adjust half-life or tune affinity Can be conditionally activated in the tumor microenvironment Able to withstand extreme conditions Can be modified to make cytokine antagonists for inflammatory and autoimmune diseases © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce

Financial Highlights & Upcoming Milestones © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce $66.3 million cash & cash equivalents as of Sept. 30, 2019 Total shares outstanding: 38.3 million Cash and cash equivalents expected to fund operations through 2021 Event Timeline Present Preclinical and Scientific Data 1H 2020 Submit IND for NL-201 By end of 2020

Improving on nature. Designing for life. © 2019 Neoleukin Therapeutics. All Rights Reserved: Do not distribute or reproduce